UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 20, 2021

BULLFROG GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54653	41-2252162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 555 – 999 Canada Place, Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 687-1717

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Election of Director

On January 20, 2021, the board of directors (the “Board”) of Bullfrog Gold Corp. (the “Corporation”) appointed Mr. Len Boggio as a director of the Corporation to serve until his successor is duly elected and qualified or until his earlier resignation or removal from office.

Mr. Boggio was formerly a partner of PricewaterhouseCoopers LLP (PwC) where he served for more than 30 years until his retirement in May 2012. During that time, he was Leader of the B.C. Mining Group of PwC, a senior member of PwC’s Global Mining Industry Practice and an auditor of Canadian, U.S., U.K. and other internationally-listed mineral resource and energy clients. Mr. Boggio is a Fellow of the Chartered Professional Accountants of Canada (FCPA, FCA) and has served as president of the British Columbia Institute of Chartered Accountants and chairman of the Canadian Institute of Chartered Accountants.

Mr. Boggio does not have a family relationship with any other member of the Board or any executive officer of the Corporation, and Mr. Boggio has not been a participant or had any interest in any transaction with the Corporation that is reportable under Item 404(a) of Regulation S-K. There is no arrangement or understanding between any of the Corporation’s officers and directors and Mr. Boggio pursuant to which he was selected to serve as a director.

The Corporation has not yet determined director compensation and Mr. Boggio has not yet been appointed to serve on any committee of the Board.

Item 7.01 Regulation FD

On January 20, 2021, the Corporation issued a press release that announced the appointment of Mr. Boggio to the Board.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits

Exhibit No.	Name
99.1	Press Release dated January 20, 2021*

*The Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BULLFROG GOLD CORP.

Date: January 22, 2021	By:	/s/ Tom Ladner
	Name:	Tom Ladner
	Title:	VP Legal